Exhibit 99.1

PERIPHAS CAPITAL PARTNERING CORPORATION

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of December 14, 2020	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of

Periphas Capital Partnering Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Periphas Capital Partnering Corporation (the “Company”) as of December 14, 2020, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of December 14, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2020.

New York, New York

December 18, 2020

PERIPHAS CAPITAL PARTNERING CORPORATION

BALANCE SHEET

December 14, 2020

Assets:
Current assets:
Cash	$2,000,000
Prepaid expenses	429,200
Due from underwriters	350,004

Total current assets	2,779,204
Cash held in Trust Account	360,000,000

Total Assets	$362,779,204

Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$528,835
Accrued expenses	325,000
Franchise tax payable	51,009
Note payable – related party	147,606

Total current liabilities	1,052,450

Commitments and Contingencies
Class A common stock, $0.0001 par value; 14,269,070 shares subject to possible redemption at $25.00 per share	356,726,750

Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 380,000,000 shares authorized; 354,930 shares issued and outstanding (excluding 14,269,070 shares subject to possible redemption)	35
Class B common stock, $0.0001 par value; 1,000,000 shares authorized; 120,000 shares issued and outstanding	12
Class F common stock, $0.0001 par value; 50,000,000 shares authorized; 828,000 shares issued and outstanding (1)	83
Additional paid-in capital	5,063,226
Accumulated deficit	(63,352)

Total stockholders’ equity	5,000,004

Total Liabilities and Stockholders’ Equity	$362,779,204

(1)

This number includes up to 108,000 shares of Class F common stock subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters. The underwriters exercised the over-allotment option in full, and on December 16, 2020, purchased an additional 2,160,000 CAPS™ ; thus the 108,000 shares of Class F common stock were no longer subject to forfeiture (See Notes 4 and 6).

The accompanying notes are an integral part of the financial statement.

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

1. Organization and Business Operations

Incorporation

Periphas Capital Partnering Corporation (the “Company”) was incorporated as a Delaware corporation on September 11, 2020.

Sponsor

The Company’s sponsor is PCPC Holdings, LLC, a Delaware limited liability company (the “Sponsor”).

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Business Purpose

The Company was formed for the purpose of identifying a company to partner with in order to effectuate a merger, share exchange, asset acquisition, share purchase, reorganization or similar partnering transaction with one or more businesses (“Partnering Transaction”). The Company has not selected any business to partner with and has not, nor has anyone on the Company’s behalf, engaged in any substantive discussions, directly or indirectly, with respect to a specific Partnering Transaction. The Company may pursue a Partnering Transaction in any business or industry but expect to focus on a business where the Company believes its strong network, operational background, and aligned economic structure will provide the Company with a competitive advantage. The Company has neither engaged in any operations nor generated revenue to date.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its initial public offering (the “Initial Public Offering”) of its securities called CAPS™ (“CAPS™”), although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward completing a Partnering Transaction. Furthermore, there is no assurance that the Company will be able to successfully complete a Partnering Transaction.

Financing

The registration statement for the Company’s Initial Public Offering was declared effective on December 9, 2020. On December 14, 2020, the Company consummated its Initial Public Offering of 14,400,000 CAPS™ at $25.00 per CAPS™, generating gross proceeds of $360.0 million, and incurring offering costs of approximately $3.8 million (net of reimbursement of offering costs of approximately $350,000 from the underwriter). On December 14, 2020, the underwriter exercised the over-allotment option in full, and on December 16, 2020, purchased 2,160,000 additional CAPS™ (the “Over-Allotment CAPS™”), generating additional gross proceeds of $54.0 million, and incurred additional offering costs of approximately $540,000 in underwriting fees (the “Over-Allotment”).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement (“Private Placement”) of 224,000 private placement CAPS™ (the “Private Placement CAPS™”) at a price of $25.00 per CAPS™ to the Sponsor, generating proceeds of $5.6 million (Note 4). Simultaneously with the closing of the Over-Allotment on December 16, 2020, the Company consummated the second closing of the Private Placement, resulting in the purchase of an aggregate of an additional 21,600 Private Placement CAPS™ at a price of $25.00 per CAPS™ by the Sponsor, generating gross proceeds to the Company of $540,000.

Trust Account

The Company must complete a Partnering Transaction with one or more partner candidate businesses having an aggregate fair market value of at least 80% of the net assets held in the Trust Account (as defined below) (excluding the taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Partnering Transaction. However, the Company will only complete a Partnering Transaction if the post-transaction

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

company owns or acquires 50% or more of the voting securities of the partner candidate or otherwise acquires a controlling interest in the partner candidate sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Upon the closing of the Initial Public Offering and the Private Placement on December 14, 2020, $360.0 million ($10.00 per CAPS™) of the net proceeds of the sale of the CAPS™ in the Initial Public Offering and of the Private Placement CAPS™ in the Private Placement were placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and will be invested only in U.S. “government securities,” within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of a Partnering Transaction and (ii) the distribution of the Trust Account as described below. Upon the closing of the Over-Allotment on December 16, 2020, additional net proceeds from the consummation of the Over-Allotment of $54 million were placed in the Trust Account, for a total of $414.0 million held in Trust Account.

The Company’s certificate of incorporation provides that, other than the withdrawal of interest earned on the funds that may be released to the Company for withdrawals (the “permitted withdrawals”) to pay taxes including income and franchise taxes and to withdraw up to $100,000 in dissolution expenses in the event the Company does not complete the Partnering Transaction within the Partnering Period (as defined below), none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Partnering Transaction; (ii) the redemption of any of the common stock included in the CAPS™ being sold in the Initial Public Offering (the “Public Shares”) to its holders (the “Public Stockholders”) properly tendered in connection with a stockholder vote to amend certain provisions of the Company’s certificate of incorporation prior to a Partnering Transaction or (iii) the redemption of 100% of the Public Shares if the Company does not complete a Partnering Transaction within the Partnering Period (defined below).

The Company, after signing a definitive agreement for a Partnering Transaction, will either (i) seek stockholder approval of the Partnering Transaction at a meeting called for such purpose in connection with which Public Stockholders may seek to redeem their Public shares, regardless of whether they vote for or against the Partnering Transaction or do not vote at all, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial Partnering Transaction, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, or (ii) provide the Public Stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to commencement of the tender offer, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes. As a result, such common stock will be recorded at redemption amount and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with FASB, ASC 480, “Distinguishing Liabilities from Equity.” The amount in the Trust Account is initially anticipated to be $25.00 per Public Share. The decision as to whether the Company will seek stockholder approval of the Partnering Transaction or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its Partnering Transaction only if a majority of the outstanding shares of common stock voted are voted in favor of the Partnering Transaction. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 immediately prior to or upon consummation of the Company’s initial Partnering Transaction. In such case, the Company would not proceed with the redemption of its Public Shares and the related Partnering Transaction, and instead may search for an alternate Partnering Transaction.

The Company will only have 24 months, or December 14, 2022, (or 27 months, or March 14, 2023, if the Company has executed a letter of intent, agreement in principle or definitive agreement for the Partnering Transaction within 24 months) from the closing of the Initial Public Offering to complete its initial Partnering Transaction (the “Partnering Period”). If the Company does not complete a Partnering Transaction within this period of time (and stockholders do not approve an amendment to the certificate of incorporation to extend this date), it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

days thereafter, redeem the Public Shares, at a per-share price, payable in cash, of $25.00, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to the Company’s obligations under Delaware law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The holders of the Founder Shares immediately prior to the Initial Public Offering (the “Initial Stockholders”) will enter into a letter agreement with the Company, pursuant to which they agreed to (i) waive their redemption rights with respect to any Founder Shares (as defined in Note 4) and Public Shares they hold in connection with the completion of the Partnering Transaction, (ii) waive their redemption rights with respect to any Founder Shares and Public Shares they hold in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company has not consummated a Partnering Transaction within the Partnering Period or with respect to any other material provisions relating to stockholders’ rights or pre- Partnering Transaction activity and (iii) waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares they hold if the Company fails to complete the Partnering Transaction within 24 months of the Partnering Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete the Partnering Transaction within the Partnering Period).

Pursuant to the letter agreement, the Sponsor agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Partnering Transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $25.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $25.00 per Public Share due to reductions in the value of the Trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of this offering against certain liabilities, including liabilities under the Securities Act.

Liquidity and Capital Resources

As of December 14, 2020, the Company had $2.0 million in its operating bank account, and working capital of approximately $1.8 million.

The Company’s liquidity needs up to December 14, 2020 had been satisfied through a payment of $25,000 from the Sponsor to cover certain offering costs on behalf of the Company in exchange for the issuance of the Founder Shares and the Performance Shares (as defined in Note 4), the loan under the Note from the Sponsor of approximately $148,000 (as defined in Note 4) to the Company, and the net proceeds from the consummation of the Private Placement not held in the Trust Account. The Company fully repaid the Note on December 15, 2020. In addition, in order to finance transaction costs in connection with a Partnering Transaction, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans (see Note 4). As of December 14, 2020, there were no amounts outstanding under any Working Capital Loans.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Partnering Transaction or one year from this filing. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective Partnering Transaction candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Partnering Transaction.

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

2. Significant Accounting Policies

Basis of Presentation

The accompanying financial statement of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage limit of $250,000. At December 14, 2020, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of December 14, 2020.

Cash Held in Trust Account

At December 14, 2020, the Company had $360.0 million in cash held in the Trust Account.

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) 340-10-S99-1. Offering costs consisted of legal, accounting, underwriting fees and other costs incurred that were related to the Initial Public Offering and that were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Class A Common Stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

Class A common stock (including Class A common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, Class A common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at December 14, 2020, 14,271,390 shares of Class A common stock subject to possible redemption are presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet due to its short-term nature.

Use of Estimates

The preparation of financial statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Income Taxes

The Company complies with the accounting and reporting requirements of FASB ASC, 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

There were no unrecognized tax benefits as of December 14, 2020. FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at December 14, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

3. Initial Public Offering

Public CAPSTM

On December 14, 2020, the Company consummated its Initial Public Offering of 14,400,000 CAPS™ at $25.00 per CAPS™, generating gross proceeds of $360.0 million, and incurring offering costs of approximately $3.8 million (net of reimbursement of offering costs of approximately $350,000 from the underwriter). On December 14, 2020, the underwriter exercised the over-allotment option in full, and on December 16, 2020, purchased 2,160,000 Over-Allotment CAPS™, generating additional gross proceeds of $54.0 million, and incurred additional offering costs of approximately $540,000 in underwriting fees.

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

Each CAPS™ consists of one share of Class A common stock and one-quarter of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant may be exercised to purchase one share of Class A common stock for $28.75 per share, subject to adjustment (see Note 6).

Underwriting Agreement

The Company granted the underwriter a 45-day option to purchase up to 2,160,000 additional CAPS™ to cover any over-allotment, at the initial Public Offering price less the underwriting discounts and commissions. The underwriter exercised their over-allotment option on December 16, 2020.

The underwriter were entitled to an underwriting discount of $0.25 per CAPS™, or $3.6 million in the aggregate, paid upon the closing of the Initial Public Offering on December 14, 2020. In addition, the underwriter agreed to make a payment to the Company in an amount up to approximately $350,000 to reimburse the Company for out-of-pocket expenses incurred in connection with the Initial Public Offering, which was fully received on December 15, 2020.

Upon closing of the Over-Allotment on December 16, 2020, the underwriter was entitled to an additional fee of $540,000, paid upon closing of the Over-Allotment.

4. Related Party Transactions

Founder Shares and Performance Shares

On September 14, 2020, the Sponsor paid for certain offering costs on behalf of the Company in exchange for (i) 690,000 Class F common stock (the “Founder Shares”) in exchange for a capital contribution of $6,250, and (b) 120,000 shares of Class B common stock (the “Performance Shares”) for a capital contribution of $18,750. On December 11, 2020, the Company effected a 1 for 1.2 forward stock split of the shares of Class F common stock that increased the number of outstanding shares of Class F common stock from 690,000 to 828,000 shares. All shares and associated amounts have been retroactively restated to reflect the stock split. Of the 828,000 Founder Shares outstanding, up to 108,000 of the Founder Shares were subject to forfeiture depending on the extent to which the underwriter’s over-allotment was exercised, so that such Founder Shares would represent 5% of the outstanding shares issued in the Initial Public Offering plus the number of shares of Class A common stock to be sold pursuant to the Forward Purchase Agreements (as defined below). The Founder Shares will be entitled to (together with the Performance Shares) a number of votes representing 20% of the Company’s outstanding common stock (not including the private placement shares) prior to the completion of the Partnering Transaction. The underwriter exercised their over-allotment option on December 16, 2020; thus, the 108,000 shares of Class F common stock were no longer subject to forfeiture.

The Initial Stockholders agreed not to transfer, assign or sell (i) any of its Performance Shares except to any permitted transferees which will be subject to the same restrictions and other agreements of the Sponsor with respect to any Founder Shares, and (ii) any of its Class A common stock deliverable upon conversion of the Performance Shares for 3 years following the completion of the Partnering Transaction. In connection with this arrangement, the Sponsor will also agree not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (i) 180 days after the completion of the Partnering Transaction and (ii) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction after the Partnering Transaction that results in all of the Company’s stockholders having the right to exchange their Class A common stock for cash, securities or other property; except to certain permitted transferees and under certain circumstances as described herein. Any permitted transferees will be subject to the same restrictions and other agreements of the Initial Stockholders with respect to any Founder Shares.

Private Placement CAPSTM

Simultaneously with the closing of the Initial Public Offering, the Company consummated the Private Placement of 224,000 Private Placement CAPS™ at a price of $25.00 per CAPS™ to the Sponsor, generating proceeds of $5.6 million. Simultaneously with the closing of the Over-allotment on December 16, 2020, the Company consummated the second closing of the Private Placement, resulting in the purchase of an aggregate of an additional 21,600 Private Placement CAPS™ at a price of $25.00 per CAPS™ by the Sponsor, generating gross proceeds to the Company of $540,000.

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

Each Private Placement CAPS™ consists of one share of Class A common stock and one-quarter of one redeemable warrant (each, a “Private Placement Warrant”). Each Private Placement Warrant entitles the holder to purchase one share of Class A common stock at $28.75 per share. A portion of the proceeds from the sale of the Private Placement CAPS™ will be added to the proceeds from the Initial Public Offering to be held in the Trust Account. If the Company does not complete a Partnering Transaction, then the proceeds will be part of the liquidating distribution to the Public Stockholders and the warrants will expire worthless.

The Initial Stockholders also agreed not to transfer, assign or sell any of their Private Placement CAPS™, private placement shares, private placement warrants and any shares of Class A common stock issued upon conversion or exercise thereof until 30 days after the completion of the initial Partnering Transaction, except to permitted transferees. Any permitted transferees will be subject to the same restrictions and other agreements of the Initial Stockholders with respect to any Founder Shares, Private Placement CAPS™, private placement shares and Private Placement Warrants.

Related Party Loans

On September 14, 2020, the Sponsor agreed to loan the Company up to an aggregate of $300,000 pursuant to an unsecured promissory note (the “Note”) to cover expenses related to this Initial Public Offering. This loan is payable without interest upon the completion of the Initial Public Offering. As of December 14, 2020, the Company borrowed approximately $148,000 under the Note. The Company repaid the Note in full on December 15, 2020.

In order to finance transaction costs in connection with an intended initial Partnering Transaction, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Up to $1.5 million of such loans may be convertible into private placement CAPS™ at a price of $25.00 per private placement CAPS™ at the option of the lender. The private placement CAPS™ would be identical to the Private Placement CAPS™ issued to the Sponsor. Except for the forgoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. As of December 14, 2020, the Company had no outstanding Working Capital Loans.

Administrative Services Agreement

Commencing on the date that the Company’s securities are first listed on the New York Stock Exchange through the earlier of consummation of the Partnering Transaction and the Company’s liquidation, the Company agreed to pay an affiliate of the Sponsor for office space, secretarial and administrative services provided to members of the Company’s management team $20,000 per month.

In addition, the Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential partnering candidates and performing due diligence on suitable Partnering Transactions. The Company’s audit committee will review on a quarterly basis all payments that were made to the Sponsor, executive officers or directors, or the Company or their affiliates.

Forward Purchase Agreements

The Company entered into forward purchase agreements with each of certain qualified institutional buyers or institutional accredited investors (the “Anchor Investors”), pursuant to which the Anchor Investors committed to purchase in the aggregate, up to an aggregate of $75,000,000 of shares of Class A common stock at a purchase price of $25.00 per share, in private placements to occur concurrently, and only in connection with, the closing of the initial Partnering Transaction, (collectively, the “Forward Purchase Agreements”). The proceeds from the sale of forward purchase shares may be used as part of the consideration to the sellers in the Company’s initial Partnering Transaction, expenses in connection with the initial Partnering Transaction or for working capital in the post-transaction company.

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

5. Commitments and Contingencies

Registration Rights

The holders of the Founder Shares, Performance Shares, Forward Purchase Shares, Private Placement Warrants and private placement shares underlying Private Placement CAPS™ and private placement CAPS™ that may be issued upon conversion of Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants that are part of the Private Placement CAPS™, and CAPS™ may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares and the Performance Shares) are entitled to registration rights pursuant to a registration rights agreement signed upon the effective date of the Initial Public Offering, requiring the Company to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the Partnering Transaction. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and close of the Initial Public Offering and/or search for a partner candidate company, the specific impact is not readily determinable as of the date of these financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Anchor Investments

The Anchor Investors purchased 2.4 million CAPS™ in the aggregate, and the Company agreed to direct the underwriter to sell to the Anchor Investors such number of CAPS™. Further, each of the Anchor Investors entered into a separate agreement with the Sponsor pursuant to which each such investor agreed to purchase membership interests in the Sponsor representing an indirect beneficial interest in an aggregate of up to 10,800 Performance Shares for approximately $0.16 per Performance Share. The membership interests in the Sponsor to be directly owned by such investors will be subject to forfeiture under certain circumstances (or any additional restrictions agreed to by the Sponsor in connection with our initial Partnering Transaction). The Performance Shares to be indirectly owned by such investors will be otherwise identical to the Performance Shares owned by the Sponsor. The Company’s discussions with each Anchor Investor were separate and the Company’s arrangements with them are not contingent on each other.

There can be no assurance that the Anchor Investors will retain any CAPS™, if any, prior to or upon the consummation of a Partnering Transaction and certain of the membership interests in the Sponsor to be directly owned by such investors will be subject to forfeiture under such circumstances. In the event that the Anchor Investors purchase such CAPS™ (either in the Initial Public Offering or after) and vote in favor of a Partnering Transaction, a smaller portion of affirmative votes from other Public Shareholders would be required to approve a Partnering Transaction.

6. Stockholders’ Equity

Class A Common Stock—The Company is authorized to issue 380,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of December 14, 2020, there were 14,624,000 shares of Class A common stock issued or outstanding, including 14,271,390 shares of Class A common stock subject to possible redemption.

Class F Common Stock—The Company is authorized to issue 50,000,000 shares of Class F common stock with a par value of $0.0001 per share. On September 14, 2020, the Company issued 690,000 shares of Class F common stock to the Sponsor. On December 11, 2020, the Company effected a 1 for 1.2 forward stock split of the shares of Class F common stock that increased the number of outstanding shares of Class F common stock from 690,000 to 828,000 shares. All shares and associated amounts have been retroactively restated to reflect the stock split. Of the 828,000 shares of Class F common stock outstanding, up to 108,000 shares of Class F common stock were subject to

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

forfeiture depending on the extent to which the underwriter’s over-allotment was exercised. The underwriter exercised their over-allotment option on December 16, 2020; thus, the 108,000 shares of Class F common stock were no longer subject to forfeiture.

The Class F common stock will automatically convert into shares of Class A common stock concurrently with or immediately following the consummation of the Partnering Transaction on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional shares of Class A common stock or equity-linked securities are issued or deemed issued in connection with the Partnering Transaction, the number of shares of Class A common stock issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 5% of the total number of shares of as-converted Class A common stock outstanding after such conversion (including the private placement shares), including the total number of shares of Class A common stock issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the Partnering Transaction; provided that such conversion of Founder Shares into shares of Class A common stock will never occur on a less than one-for-one basis.

For so long as any shares of Class F common stock remain outstanding, the Company may not, without the prior vote or written consent of the holders of a majority of the shares of Class F common stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of the Company’s certificate of incorporation, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the shares of Class F common stock. Any action required or permitted to be taken at any meeting of the holders of shares of Class F common stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding shares of Class F common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class F common stock were present and voted.

Class B Common Stock—The Company is authorized to issue 1,000,000 shares of Class B common stock with a par value of $0.0001 per share. As of December 14, 2020, there were 120,000 shares of Class B common stock issued and outstanding.

On the last day of each fiscal year following the completion of a Partnering Transaction (and, with respect to any year in which the Company has a change of control or in which the Company liquidates, dissolves or winds up, on the business day immediately prior to such event instead of on the last day of such fiscal year), 10,000 shares of the Company’s Class B common stock will automatically convert into shares of Class A common stock (“conversion shares”), as follows:

•

If the price per share of Class A common stock has not exceeded $27.50 for 20 out of 30 consecutive trading days at any time following completion of the Partnering Transaction, the number of conversion shares for any fiscal year will be 1,000 shares of Class A common stock.

•

If the price per share of Class A common stock exceeded $27.50 for 20 out of any 30 consecutive trading days at any time following completion of the Partnering Transaction, then the number of conversion shares for any fiscal year will be the greater of:

•

20% of the increase in the price of one Class A share, year-over-year but in respect of the increase above the relevant “price threshold” (as defined below), multiplied by the number of shares of Class A common stock outstanding at the close of the Partnering Transaction, excluding those shares of Class A common stock received by the Sponsor through the Class F common stock, divided by the annual volume weighted average price of shares of Class A common stock for such fiscal year (the “annual VWAP”) and

•	1,000 shares of Class A common stock.

•	The increase in the price of the Company’s Class A common stock will be based on the annual VWAP for the relevant fiscal year.

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

For purposes of the foregoing calculations, the “price threshold” will initially equal $25.00 for the first fiscal year following completion of the Partnering Transaction and will thereafter be adjusted at the beginning of each subsequent fiscal year to be equal to the greater of (i) the annual VWAP for the immediately preceding fiscal year and (ii) the price threshold for the preceding fiscal year.

For calculation purposes, the total number of shares of Class A common stock outstanding at the closing of the Partnering Transaction can be no smaller than 28,800,000 (or up to 33,120,000 depending on the extent the underwriter’s over-allotment option is exercised) shares of Class A common stock and no greater than 57,600,000 (or up to 66,240,000 depending on the extent the underwriter’s over-allotment option is exercised) shares of Class A common stock.

Upon a change of control occurring after the Partnering Transaction (but not in connection with the Partnering Transaction), holders of the Performance Shares shall receive cash in the amount of which is the greater of: (a) the value of approximately 2.9 million shares of Class A common stock at the time of the announcement of the change of control (or approximately 3.3 million shares of Class A common stock if the underwriter’s over-allotment is exercised in full) or (b) $72.0 million (or up to $82.8 million to the extent of the exercise of the underwriter’s over-allotment option). Such calculation shall decrease by 1/12 each year based on the number of days that have occurred during the fiscal year divided by 360.

For so long as any shares of Class B common stock remain outstanding, including prior to the Partnering Transaction, in connection with the Partnering Transaction, or following the Partnering Transaction, the Company may not, without the prior vote or written consent of the holders of a majority of the Performance Shares then outstanding, voting separately as a single class, (A) amend, alter or repeal any provision the amended and restated certificate of incorporation, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B common stock, (B) change the Company’s fiscal year, (C) increase the number of directors on the board, (D) pay any dividends or effect any split on any of the Company’s capital stock or make any distributions of cash, securities or any other property, (E) adopt any stockholder rights plan, (F) acquire any entity or business with assets at a purchase price greater than 10% or more of the Company’s total assets, (G) issue any Class A shares in excess of 20% of the Company’s then outstanding Class A shares or that would otherwise require a stockholder vote pursuant to the rules of the stock exchange on which the Class A shares are then listed or (H) make a rights offering to all or substantially all of the holders of shares of Class B common stock or issue additional shares of Class B common stock.

Preferred stock—The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. At December 14, 2020, there are no shares of preferred stock issued or outstanding.

Warrants—No fractional warrants will be issued upon separation of the CAPS™ and only whole warrants will trade. Each whole warrant entitles the registered holder to purchase one share of Class A common stock at a price of $28.75 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the Initial Public Offering and 30 days after the completion of a Partnering Transaction, provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. The Company agreed that as soon as practicable, but in no event later than fifteen (15) business days after the closing of the Partnering Transaction, the Company will use its commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of the Partnering Transaction, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the shares of Class A

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elect, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

The warrants will expire five years after the completion of the Partnering Transaction, or earlier upon redemption or liquidation. In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities, excluding the Forward Purchase Shares (as defined below), for capital raising purposes in connection with the Partnering Transaction at an issue price or effective issue price of less than $23.00 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Partnering Transaction on the date of the consummation of the Partnering Transaction (net of redemptions), and (z) the volume weighted average trading price of the shares of Class A common stock during the 20 trading day period starting on the trading day after the day on which the Company consummates the Partnering Transaction (such price, the “Market Value”) is below $23.00 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 110% of the higher of the Market Value and the Newly Issued Price, and the $45.00 redemption price trigger described below will be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The Private Placement Warrants are identical to the Public Warrants, except that the Private Placement Warrants and the shares of Class A common stock issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Partnering Transaction, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be non-redeemable so long as they are held by the Sponsor or its permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Company may also redeem the Public Warrants, in whole and not in part, at a price of $0.01 per warrant:

•	at any time while the warrants are exercisable,

•	upon a minimum of 30 days’ prior written notice of redemption,

•

if, and only if, the last sales price of shares of the Class A common stock equals or exceeds $45.00 per share for any 20 trading days within a 30 trading day period (the “30-day trading period”) ending three business days before the Company sends the notice of redemption, and

•

if, and only if, there is a current registration statement in effect with respect to the shares of Class A common stock underlying such warrants commencing five business days prior to the 30-day trading period and continuing each day thereafter until the date of redemption.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

In no event will the Company be required to net cash settle any warrant. If the Company is unable to complete a Partnering Transaction within the Partnering Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

PERIPHAS CAPITAL PARTNERING CORPORATION

NOTES TO FINANCIAL STATEMENT

6. Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Other than as described in the financial statement in relation to the Company’s repayment of the Note (Note 4), and underwriter exercise of the Over-allotment and the consummation of additional Private Placement CAPS™ (Notes 3 and 4), the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statement.